UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2003

NorthWestern Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-692	46-0172280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 South Dakota Avenue Sioux Falls, South Dakota		57104 (Zip Code)
(Address of principal executive offices)

(605) 978-2908
(Registrant’s telephone number, including area code)

Item 5.         Other Events

On August 22, 2003, NorthWestern Corporation (the “Company”) issued a press release announcing that it received formal notification, dated August 21, 2003, from the New York Stock Exchange (NYSE) indicating that the Company was not in compliance with the NYSE’s continued listing standards.  The Company further announced that it is required to develop and submit a business plan within 45 days after the NYSE notice that will demonstrate compliance with the continued listing standards within 18 months of notice from the NYSE, however, no assurances can be given that the Company will be able to develop a plan to demonstrate compliance.  The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.                                                                                   Financial Statements and Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Press Release of NorthWestern Corporation dated August 22, 2003

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthWestern Corporation

By:	/s/ Eric R. Jacobsen
Eric R. Jacobsen
Senior Vice President, General Counsel and
Chief Legal Officer

Date:  August 22, 2003

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Press Release of NorthWestern Corporation dated August 22, 2003

* filed herewith